                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MONADNOCK BANCORP, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
         (5)   Total fee paid:

               ------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3)   Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

                         MONADNOCK BANCORP, INC. [LOGO]

March 24, 2008


Dear Stockholder:

We cordially invite you to attend the 2008 Annual Meeting of Stockholders of Monadnock Bancorp, Inc., the parent company of Monadnock Community Bank. The annual meeting will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, at 10:30 a.m., Peterborough, New Hampshire time, on May 8, 2008.

The attached notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. Also enclosed for your review is our 2007 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Monadnock Bancorp, Inc. During the annual meeting we will also report on our operations. Directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of three directors, and the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2008.

The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Monadnock Bancorp, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each proposal to be considered.

On behalf of the Board of Directors, we urge you to vote your shares of common stock promptly even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mail with the enclosed proxy card, in each case, in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

                                       Sincerely,

                                       /s/ William M. Pierce, Jr.

                                       William M. Pierce, Jr.
                                       President and Chief Executive Officer

                            MONADNOCK BANCORP, INC.
                                One Jaffrey Road
                       Peterborough, New Hampshire 03458
                                 (603) 924-9654

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 8, 2008

      Notice is hereby given that the 2008 Annual Meeting of Stockholders of Monadnock Bancorp, Inc., will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on May 8, 2008, at 10:30 a.m., Peterborough, New Hampshire time.

      A proxy card is enclosed and a proxy statement for the annual meeting is attached.

      The annual meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of Monadnock Bancorp, Inc.;

      2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Bancorp, Inc. for the year ending December 31, 2008; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

      Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 12, 2008, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

      PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY VOTING AND MAILING THE ENCLOSED PROXY CARD, IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF MONADNOCK BANCORP, INC. BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors

                                       /s/ Thomas C. LaFortune

                                       Thomas C. LaFortune
                                       Corporate Secretary

Peterborough, New Hampshire
March 24, 2008

-------------------------------------------------------------------------------
A SELF-ADDRESSED PROXY REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                Proxy Statement

                            MONADNOCK BANCORP, INC.
                                One Jaffrey Road
                       Peterborough, New Hampshire 03458
                                 (603) 924-9654

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 8, 2008

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the 2008 Annual Meeting of Stockholders of Monadnock Bancorp, Inc. which will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on May 8, 2008, at 10:30 a.m., Peterborough, New Hampshire time, and any adjournments of the annual meeting. The attached notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about March 24, 2008.

                             REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such signed proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. The Board of Directors recommends that you vote your shares of Monadnock Bancorp, Inc. common stock prior to the annual meeting by signing and returning the enclosed proxy card(s) to us, in accordance with instructions set forth on each proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this proxy statement for consideration at the annual meeting.

      Proxies may be revoked by sending written notice of revocation to the Secretary of Monadnock Bancorp, Inc., Thomas C. LaFortune, at our address shown above, or by returning a duly executed proxy bearing a later date by mail. The presence at the annual meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Monadnock Bancorp, Inc. prior to the voting of such proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 12, 2008 are entitled to one vote for each share then held. As of March 12, 2008, there were 1,218,958 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the ratification of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting is required for the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2008. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.

      Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 12, 2008, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of our outstanding shares of common stock.

                                            Amount of Shares
                                            Owned and Nature   Percent of Shares
Name and Address of                           of Beneficial     of Common Stock
 Beneficial Owners                            Ownership (1)       Outstanding
-------------------                         ----------------   -----------------

Monadnock Community Bank                         64,997              5.33%
Employee Stock Ownership Plan Trust
Trustee: First Bankers Trust Services, Inc.
2321 Kochs Lane
P. O. Box 4005
Quincy, Illinois 62305

------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

      Our Board of Directors consists of eight members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated Nancy
L. Carlson, William M. Pierce, Jr., and Kenneth R. Simonetta to serve as directors for three-year terms. All of the nominees are currently members of the Board of Directors.

      The table below sets forth certain information regarding the composition of our Board of Directors as of the record date, including the terms of office of board members. It is intended that the executed proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

                                                                                                       Shares of
                                               Positions                                             Common Stock
                                          Held with Monadnock          Director                      Beneficially      Percent
        Name(1)            Age(2)            Bancorp, Inc.             Since(3)    Term to Expire      Owned(4)        of Class
-----------------------    ------    -----------------------------     --------    --------------    ------------      --------

                                                            NOMINEES
Nancy L. Carlson             62                 Director                 2006           2011             7,529 (5)        *
William M. Pierce, Jr.       54      Director, President and Chief       1999           2011            24,476 (6)       2.01%
                                           Executive Officer
Kenneth R. Simonetta         66          Director and Assistant          1999           2011             9,378 (7)        *
                                               Secretary

                                            DIRECTORS CONTINUING IN OFFICE
Samuel J. Hackler            63              Vice Chairman               1996           2009            27,621 (8)       2.27
Edward J. Shea               70                 Director                 2004           2009            13,254 (9)       1.09
Kenneth A. Christian         63            Chairman of the Board         2001           2010            21,977 (10)      1.80
Jack Goldstein               85                 Director                 1997           2010             9,021 (11)       *
Thomas C. LaFortune          69          Director and Secretary          1997           2010            12,542 (12)      1.03

                                       EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Karl F. Betz                 44      Senior Vice President, Chief         N/A            N/A            16,488 (13)      1.35
                                           Financial Officer
                                             and Treasurer
Donald R. Blanchette**       54          Senior Vice President            N/A            N/A            16,433 (14)      1.35
William C. Gilson**          59        Senior Vice President and          N/A            N/A            18,958 (15)      1.56
                                          Senior Loan Officer
All directors and                                                                                      177,677          14.58%
executive officers as a
group (11 persons)

------------------
*     Less than 1%.
**    Mr. Gilson and Mr. Blanchette are officers of Monadnock Community Bank only.
(1)   The mailing address for each person listed is One Jaffrey Road, Peterborough, New Hampshire 03458.
(2)   As of December 31, 2007.
(3)   Reflects initial appointment to the Board of Directors of Monadnock Community Bank as a mutual savings bank with the exception of directors Shea and Carlson. Each director of Monadnock Bancorp, Inc. is also a director of Monadnock
      Community Bank.
(4)   See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof." Includes
      10,230 stock options that have vested and therefore are exercisable within 60 days of the record date.
(5)   Includes 6,136 shares held in a trust, 1,133 unvested shares of restricted stock and 260 stock options that have vested.
(6)   Includes 708 shares held as custodian for Mr. Pierce's children, 11,200 shares held in Mr. Pierce's individual retirement account, 7,287 unvested shares of restricted stock, 1,719 shares held by the employee stock ownership plan for the benefit of Mr. Pierce and 2,740 stock options that have vested.
(7)   Includes 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(8)   Includes 3,000 shares held in a trust, 2,500 shares of common stock held by Mr. Hackler's spouse's individual retirement account, 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(9)   Includes 10,369 shares held in a trust, 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(10)  Includes 3,424 shares of common stock held by Mr. Christian's spouse, 856 shares held by his mother's estate, 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(11)  Includes 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(12)  Includes 4,657 shares of common stock held by Mr. LaFortune's individual retirement account, 2,119 unvested shares of restricted stock and 520 stock options that have vested.
(13)  Includes 2,500 shares held in Mr. Betz's individual retirement account, 2,500 shares of common stock held in Mr. Betz's spouse's individual retirement account, 7,287 unvested shares of restricted stock, 640 shares held by the employee stock ownership plan for the benefit of Mr. Betz and 1,370 stock options that have vested.
(14)  Includes 3,399 shares held in Mr. Blanchette's individual retirement account, 7,287 unvested shares of restricted stock,
      1,055 shares held by the employee stock ownership plan for the benefit of Mr. Blanchette and 1,370 stock options that have vested.
(15)  Includes 8,149 shares held in Mr. Gilson's individual retirement account, 7,287 unvested shares of restricted stock,
      1,330 shares held by the employee stock ownership plan for the benefit of Mr. Gilson and 1,370 stock options that have vested.

      The principal occupation during the past five years of each director is set forth below. All directors have held their present positions for five years unless otherwise stated.

      Nancy L. Carlson. Ms. Carlson served as a professor of financial management at Franklin Pierce College located in Rindge, New Hampshire, for 18 years before retiring in 2002. She currently is a self-employed financial consultant and tax preparer.

      William M. Pierce, Jr. Mr. Pierce has served as our president and chief executive officer since October 1999. He served as vice president and chief operating officer from August 1997 until his appointment to his current position. Mr. Pierce has over 30 years of banking experience.

      Kenneth R. Simonetta. Mr. Simonetta is the president of the Sims Press, a commercial printing company located in Peterborough, New Hampshire. He has been employed by the Sims Press since 1967.

      Samuel J. Hackler. Mr. Hackler is the president and owner of New Hampshire Antiques, Milford, New Hampshire, an antiques retail establishment that he has operated since 1983.

      Edward J. Shea. Mr. Shea served as the chief executive officer of Belletetes, Inc., a lumber company with retail facilities in New Hampshire and Massachusetts until his retirement in 2005. He had spent the last 40 years in the retail lumber business.

      Kenneth A. Christian. Mr. Christian is the owner and president of the firm of Bellows, Nichols Agency, an insurance agency, located in Peterborough, New Hampshire. He has been associated with the firm since 1970.

      Jack Goldstein. Mr. Goldstein is currently retired. He served as the trustee for the Automobile Wholesalers Association of New England Insurance Trust and as a management consultant for over 20 years.

      Thomas C. LaFortune. Mr. LaFortune has been a self-employed tax preparer in Peterborough, New Hampshire since 1982.

Executive Officers Who Are Not Directors

      The business experience for at least the past five years for each of three executive officers of Monadnock Community Bank, including service with the bank in mutual form, who do not serve as directors, is set forth below.

      Karl F. Betz. Mr. Betz was appointed as senior vice president, chief financial officer and treasurer of Monadnock Bancorp, Inc. and Monadnock Community Bank in November of 2004. Mr. Betz has over 20 years experience in the accounting and banking business. He previously served as the finance officer and secretary of the Board of Directors for Ocean National Bank, headquartered in Portsmouth, New Hampshire, where he served from May 2004 to November 2004. Previously, he served in a variety of positions with Granite Bank in Keene, New Hampshire (until its acquisition by Ocean National Bank), and was the controller and administrative vice president from January 2000 to June 2004.

      Donald R. Blanchette. Mr. Blanchette serves as senior vice president for operations, human resources and branch administration, a position he has held since July 1998. From July 1998 until November 2004, he also served as treasurer.

      William C. Gilson. Mr. Gilson serves as senior vice president and senior loan officer, a position he has held since April, 2005. He previously served as vice president of commercial lending of Monadnock Community Bank since March 2001. Mr. Gilson has over 30 years of commercial lending experience.

Board Independence

      The Board of Directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that directors Nancy L. Carlson,

Kenneth A. Christian, Jack Goldstein, Samuel J. Hackler, Thomas C. LaFortune, Kenneth R. Simonetta and Edward J. Shea are each "independent" within the meaning of the Nasdaq corporate governance listing standards. In determining the independence of the directors, the Board of Directors reviewed and considered fees paid to Sims Press, a commercial printing company, of which Director Simonetta is President, which did not exceed $1,808. The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Meetings and Committees of the Board of Directors

      Our business is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the year ended December 31, 2007, the Board of Directors met at 24 regular meetings and no special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which a director served during fiscal 2007.

      Executive Committee. All board members serve on the executive committee. The executive committee meets monthly or more frequently as needed. The executive committee is generally authorized to act on behalf of the full Board of Directors when certain business matters require prompt action. The executive committee did not meet during the year ended December 31, 2007.

      Audit Committee. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent registered public accounting firm on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors has determined that director LaFortune qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the audit committee, which is available through our website at http://www.monadnockbank.com. The audit committee met ten times during the year ended December 31, 2007.

      Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the compensation committee, which is available through our website at http://www.monadnockbank.com. The compensation committee met three times during 2007.

      Governance/Nominating Committee. All board members serve on this committee. Mr. Christian is the chairman of the committee. Each member of the governance/nominating committee with the exception of director Pierce is considered "independent" as defined in the Nasdaq corporate governance listing standards. The governance/nominating committee met one time during the year ended December 31, 2007. The Board of Directors has adopted a written charter for the governance/nominating committee, which is available through our website at http://www.monadnockbank.com.

      The functions of the governance/nominating committee include the following:

      o leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be nominated by the Board of Directors and presented for stockholder approval;

      o conducting reviews as appropriate into the background and qualifications of director candidates;

      o developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

      o adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors;

      o annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors and its committees; and

      o considerations and making recommendations regarding board and committee performance and continuing education guidelines.

      The governance/nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

      o the highest personal and professional ethics and integrity and whose values are compatible with our values;

      o experience and achievements that have given them the ability to exercise and develop good business judgment;

      o a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

      o a familiarity with the communities in which we operate and/or are actively engaged in community activities;

      o involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

      o the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

      The governance/nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

      Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of director nominees by our stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at One Jaffrey Road, Peterborough, New Hampshire 03458. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year's annual meeting unless the meeting date is changed by more than thirty (30) days in which case such recommendation must be made by the close of business on the 10th day following such public announcement of the changed meeting date. The submission must include the following information:

      o a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

      o the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Monadnock Bancorp, Inc. or its affiliates;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our bylaws.

      Stockholder Communications with the Board of Directors. A stockholder who wants to communicate with the Board of Directors or with any individual director can write to us at One Jaffrey Road, Peterborough, New Hampshire 03458, attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example, a request for information about us or if it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors upon request.

Code of Ethics

      The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available through our website at www.monadnockbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

      Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. Six members of the Board of Directors attended the 2007 annual meeting of stockholders.

Audit Committee Report

      The audit committee has issued a report which states that it has:

      o reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the year ended December 31, 2007;

      o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from us.

      Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2008, subject to the ratification of this appointment by our stockholders.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

             This report has been provided by the audit committee.

                         Thomas C. LaFortune, Chairman
                        Nancy L. Carlson, Vice-Chairman
                              Kenneth R. Simonetta
                                 Edward J. Shea
                               Samuel J. Hackler
                              Kenneth A. Christian
                                 Jack Goldstein

Section 16(a) Beneficial Ownership Reporting Compliance

      Our common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company's annual proxy statement and annual report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2007.

Compensation Committee

      The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of all the directors except for Mr. Pierce. Mr. Christian serves as chairman. Under the board's policies, Mr. Pierce, and any other director who is also an executive officer of Monadnock Bancorp, Inc. and Monadnock Community Bank, will not participate in the Board of Directors determination of compensation for their respective offices.

      The role of the compensation committee is to review annually the compensation levels of the executive officers and directors and recommend compensation changes to the Board of Directors. It is intended that the executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Monadnock Bancorp, Inc. The compensation program has two key elements of total direct compensation: base salary and long-term incentives such as stock-based incentive plans.

      While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer, other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

      Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual's performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

      In addition, the compensation committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of our executive and director compensation programs. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

      Our 2005 Stock Option Plan, 2005 Recognition and Retention Plan and 2007 Equity Incentive Plan were submitted and received stockholder approval at the 2005 and 2007 Annual Meetings of Stockholders, respectively. We have made and intend to continue to make stock option and stock award program grants to executives, employees and directors in the future.

Executive Compensation

      Summary Compensation Table. The following table sets forth for the years ended December 31, 2007 and 2006, certain information as to the total compensation paid by Monadnock Community Bank to Mr. Pierce, who serves as President and Chief Executive Officer, and Mr. Gilson, who serves as Senior Vice President and Senior Loan Officer. For the year ended December 31, 2007, Mr. Pierce and Mr. Gilson were the only officers to receive total compensation in excess of $100,000 ("Named Executive Officers").

                                                                             Non-equity    Non-qualified
                                                                              incentive       deferred       All other
Name and                                              Stock       Option        plan        compensation   compensation
principal position        Year    Salary    Bonus   awards(1)   awards(2)   compensation      earnings        (3)(4)        Total
-----------------------   ----   --------   -----   ---------   ---------   ------------   -------------   ------------   --------

William M. Pierce, Jr.,   2007   $123,721   $   -     $4,126      $8,390       $    -        $       -        $3,755      $139,992
President and Chief       2006   $110,872       -     $2,520      $4,987       $    -        $       -        $2,766      $121,145
Executive Officer

William C. Gilson         2007   $ 92,477   $   -     $4,126      $4,195       $    -        $       -        $2,807      $103,605
Senior Vice President     2006   $ 81,962   $   -     $2,520      $2,494       $    -        $       -        $2,045      $ 89,021
and Senior Loan Officer

------------------
(1)   The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005
      Recognition and Retention Plan and the 2007 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited financial statements for the year ended December 31, 2007 and included in our
      Annual Report to Stockholders. The amounts shown above represent the vesting in 2007 and 2006, respectively, of 411 shares each, or 10% of the total shares awarded to Mr. Pierce and Mr. Gilson, respectively, pursuant to the 2005 Recognition and
      Retention Plan. In addition, the amounts include the 2007 expense for shares awarded to Mr. Pierce and Mr. Gilson, respectively, pursuant to the 2007 Equity Incentive Plan, of which 10%, or 400 shares each vest on May 24, 2008.
(2)   The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of stock options pursuant to the 2005 Stock Option Plan and 2007 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited financial statements for the year ended December 31, 2007 and included in our Annual Report to Stockholders. The amounts shown above represent the fair market value of 1,370 and 685 stock options that vested for Mr. Pierce and Mr.
      Gilson, respectively, on December 8, 2007 and December 8, 2006, respectively pursuant to the 2005 Stock Option Plan. In addition, the amounts include the 2007 expense for stock options awarded to Mr. Pierce and Mr. Gilson pursuant to the 2007
      Equity Incentive Plan, of which 10%, or 1,500 and 750 stock options vest, respectively, on May 24, 2008.
(3)   Amounts represent Mr. Pierce's and Mr. Gilson's allocation under the employee stock ownership plan for the years ended
      December 31, 2007 and 2006.
(4)   For the years ended December 31, 2007 and 2006, Mr. Pierce and Mr. Gilson did not receive any perquisites or personal benefits, which exceeded $10,000.

Benefits

      General. Monadnock Community Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees and an employee stock ownership plan.

      Stock Benefit Plans. Monadnock Community Bancorp, Inc.'s (the predecessor to Monadnock Bancorp, Inc.) Board of Directors adopted the 2005 Stock Option Plan and the 2005 Recognition and Retention Plan, both of which plans have been approved by stockholders. Monadnock Bancorp, Inc. has assumed the administration and obligations of the stock benefit plans. In 2007, the Board of Directors of Monadnock Bancorp, Inc. adopted the 2007 Equity Incentive Plan, which was subsequently approved by our stockholders. Pursuant to the Recognition and Retention Plan and the Equity Incentive Plan, awards were made to directors and certain executive officers and employees of Monadnock Bancorp, Inc. and its affiliates as determined by the compensation committee, which administers the plan. Awards vest for such participants in accordance with schedules determined by the compensation committee. If a recipient ceases continuous service with Monadnock Bancorp, Inc. or Monadnock Community Bank due to death or disability, or following a change in control, shares subject to restrictions will immediately vest; in the event of cessation of continuous service for any other reason, unvested shares are forfeited and returned to us. Recipients have the right to vote nonvested shares that have been awarded and will receive dividends declared on such shares.

      Pursuant to the Stock Option Plan and the Equity Incentive Plan, options to purchase our common stock were granted to directors and certain executive officers and employees of Monadnock Bancorp, Inc. and our affiliates as determined by the compensation committee, which administers the plan. The compensation committee also determines the period over which such awards will vest and become exercisable. If a recipient ceases continuous service with Monadnock Bancorp, Inc. or Monadnock Community Bank due to death or disability, or following a change in control, options subject to restrictions will immediately vest; in the event of cessation of continuous service for any other reason, unvested options are forfeited. The plans provide for awards in the form of stock options, reload options, limited stock appreciation rights and dividend equivalent rights.

      Outstanding Equity Awards At Year End. Set forth below is certain information regarding outstanding equity awards granted to the Named Executive Officers as of December 31, 2007.

                                                Option awards                                           Stock awards
                        -------------------------------------------------------------  ---------------------------------------------
                                                                                                                            Equity
                                                                                                                          incentive
                                                                                                                Equity       plan
                                                                                                              incentive     awards:
                                                       Equity                                                    plan     market or
                                                     incentive                          Number                 awards:      payout
                                                        plan                              of                  number of    value of
                                                      awards:                           shares     Market      unearned    unearned
                         Number of     Number of     number of                         or units   value of     shares,      shares,
                        securities     securities   securities                         of stock  shares or     units or    units or
                        underlying     underlying   underlying                           that     units of      other        other
                        unexercised   unexercised   unexercised   Option     Option    have not  stock that  rights that    rights
                        options(#)     options(#)      earned    exercise  expiration   vested    have not     have not   that have
          Name          exercisable  unexercisable  options(#)    price      date(1)      (#)    vested(2)    vested(#)   not vested
----------------------- -----------  -------------  -----------  --------  ----------  --------  ----------  -----------  ----------

William M. Pierce, Jr.,        -         15,000          -         $6.68    05/24/17     4,000     $24,800        -         $    -
President and Chief        2,740         10,959          -         $6.12    12/08/15     3,287     $20,379        -         $    -
Executive Officer

William C. Gilson              -          7,500          -         $6.68    05/24/17     4,000     $24,800        -         $    -
Senior Vice President      1,370          5,479          -         $6.12    12/08/15     3,287     $20,379        -         $    -
and Senior Loan Officer

------------------
(1)   Stock options expire 10 years after the grant date.
(2)   This amount is based on the fair market value of our common stock on December 31, 2007 of $6.20.

      Set forth below is information as of December 31, 2007 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

                                 Number of Securities to be
                                   Issued upon Exercise of                            Number of Securities
                                   Outstanding Options and     Weighted Average     Remaining Available for
             Plan                          Rights              Exercise Price(1)    Issuance under Plans(2)
-----------------------------    --------------------------    -----------------    -----------------------

Equity compensation plans                  129,121                   $6.45                   5,357
approved by stockholders
Equity compensation plans
not approved by                               --                       --                      --
stockholders
    Total                                  129,121                   $6.45                   5,357

------------------
(1)   The weighted average exercise price reflects the weighted average exercise price of stock options awarded from the Monadnock Community Bancorp, Inc. 2005 Stock Option Plan and the Monadnock Bancorp,
      Inc. 2007 Equity Incentive Plan.
(2)   Consists of stock options for 4,451 shares of common stock available to be issued from the Monadnock
      Community Bancorp, Inc. 2005 Stock Option Plan, stock options for 268 shares of common stock available to be issued from the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan, 31 shares of restricted stock available to be awarded from the Monadnock Community Bancorp, Inc. 2005 Recognition and Retention Plan and 607 shares of restricted stock available to be awarded from the Monadnock
      Bancorp, Inc. 2007 Equity Incentive Plan.

Directors Compensation

      Set forth below is information regarding non-employee director compensation for the year ended December 31, 2007.

                                                                                            Nonqualified
                                                                            Non-equity        deferred
                        Fees earned or                         Option     incentive plan    compensation      All other
        Name             paid in cash     Stock awards(1)    awards(2)     compensation       earnings     compensation(3)   Total
--------------------    --------------    ---------------    ---------    --------------    ------------   ---------------   -----

Nancy L. Carlson            $3,450            $  455           $1,799        $      -         $      -         $     -       5,704
Kenneth A. Christian         6,000             1,209            1,627               -                -               -       8,836
Jack Goldstein               3,300             1,209            1,627               -                -               -       6,136
Samuel J. Hackler            3,600             1,209            1,627               -                -               -       6,436
Thomas C. LaFortune          3,600             1,209            1,627               -                -               -       6,436
Edward J. Shea               3,600             1,209            1,627               -                -               -       6,436
Kenneth R. Simonetta         3,600             1,209            1,627               -                -               -       6,436

------------------
(1)   The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Recognition and
      Retention Plan and 2007 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited financial statements for the year ended December 31, 2007 and included in our Annual Report to
      Stockholders. The amounts shown above represent the vesting of 123 shares, or 10% of the total shares awarded to each director under the 2005 Recognition and Retention Plan with the exception of Ms. Carlson. In addition, the amounts include the 2007 expense for shares awarded each director pursuant to the 2007 Equity Incentive Plan, of which 10%, or 113 shares vest on May 24, 2008.
(2)   The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007, in accordance with FAS 123(R), of stock options pursuant to the 2005 Stock Option Plan and 2007
      Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited financial statements for the year ended December 31, 2007 and included in our Annual Report to Stockholders. Represents the
      fair market value of 260 stock options that vested on December 8, 2007, or 10% of the total stock options awarded to each director with the exception of Ms. Carlson pursuant to the 2005 Stock Option Plan. Represents the fair market value of 260 stock options that vested on July 13, 2007, or 10% of stock options awarded to Ms. Carlson pursuant to the 2005 Stock
      Option Plan. In addition, the amounts include the 2007 expense for stock options awarded each director pursuant to the 2007
      Equity Incentive Plan, of which 10%, or 300 stock options vest on May 24, 2008.
(3)   For the year ended December 31, 2007, no director received perquisites or personal benefits, which exceeded $10,000.

      Members of the Board of Directors and the committees of Monadnock Bancorp, Inc. do not receive separate compensation for their service on the Board of Directors or the committees of Monadnock Bancorp, Inc. For the year ended December 31, 2007, non-employee members of Monadnock Community Bank's Board of Directors received a fee of $150 per regular board meeting attended and the chairman of the Board of Directors received a fee of $500 per month and an additional $250 for each meeting attended over two per month. Committee members are not separately compensated for attending committee meetings. Beginning in 2008, non-employee members of Monadnock Community Bank's Board of Directors will receive a fee of $200 per regular board meeting attended and the chairman of the Board of Directors will receive a fee of $600 per meeting month and an additional $300 for each meeting over two per month.

Transactions With Certain Related Persons

      Monadnock Community Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the Board of Directors.

      All loans Monadnock Community Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Monadnock Community Bank. Loans to all directors and executive officers and their associates totaled approximately $984,000 at December 31, 2007, which was 10.4% of our stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2007.

      PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

      Shatswell, MacLeod & Company, P.C. currently serves as our independent registered public accounting firm, and that firm has conducted the audit of our accounts for fiscal 2007 and 2006. The Sarbanes-Oxley Act of 2002 requires the audit committee of the Board of Directors to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent registered public accounting firm. Therefore, the audit committee appointed Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the 2008 fiscal year, subject to the ratification of the engagement by our stockholders. A representative of Shatswell, MacLeod & Company, P.C., is expected to attend the meeting to respond to appropriate questions and to make a statement if he or she so desires.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Shatswell, MacLeod & Company, P.C., during the years ended December 31, 2007 and December 31, 2006.

      The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                        2007        2006
                                      -------     --------
      Audit Fees                      $50,464     $ 47,618
      Audit-Related Fees              $    --           --
      Tax Fees                        $ 9,426     $  6,523
      All Other Fees                  $    --     $130,318

      Audit Fees. Audit fees of $50,464 and $47,618 in fiscal 2007 and 2006 were for the audit of our consolidated financial statements. The audit fees for fiscal 2007 and 2006 included fees relating to the review of the financial statements included in our reports on Form 10-QSB and Form 10-KSB.

      Tax Fees. Tax fees of $9,426 in fiscal 2007 and $6,523 in fiscal 2006 were for services related to tax compliance and tax planning.

      All Other Fees. All other fees of $130,318 in fiscal 2006 were for fees related to our second step offering, including a tax opinion.

      The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Shatswell, MacLeod & Company, P.C. The audit committee concluded that performing such services does not affect the independence of Shatswell, MacLeod & Company, P.C. in performing its function as auditor of Monadnock Bancorp, Inc.

      The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

      In order to ratify the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2008, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote "FOR" the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2008.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      Our bylaws provide an advance notice procedure for certain business or nominations to the Board of Directors, to be brought before an annual meeting. For business or nominees to the Board of Directors to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Monadnock Bancorp, Inc. To be timely, notice by the stockholder must be received no later than the close of business on the 90th day prior to the anniversary of the date of our last annual meeting of stockholders, and not earlier than the close of business on the 120th day prior to the anniversary of the date of our last annual meeting of stockholders. In the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which public announcement of the date of the annual meeting was first made. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice.

      A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.

      Accordingly, advance written notice of business to the Board of Directors to be brought before the 2009 Annual Meeting of Stockholders must be given to us by February 8, 2009.

                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in our proxy materials for our 2009 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, One Jaffrey Road, Peterborough, New Hampshire 03458, no later than November 26, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the annual meeting other than the matters described in this proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                 MISCELLANEOUS

      The cost of solicitation of proxies will be borne by Monadnock Bancorp, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation. Our 2007 Annual Report to Stockholders has been mailed to all stockholders of record as of March 24, 2008. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.



                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Thomas C. LaFortune

                                       Thomas C. LaFortune
                                       Corporate Secretary

Peterborough, New Hampshire
March 24, 2008

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE      MONADNOCK BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 2008

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Monadnock Bancorp, Inc. ("Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire, on May 8, 2008 at 10:30 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                              With-     For All
                                                       For     hold      Except
1.  The election as directors of all nominees          [ ]     [ ]       [ ]
    listed below, each to serve for a three-year term:

    Nancy L. Carlson
    William M. Pierce, Jr.
    Kenneth R. Simonetta

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

                                                       For   Against   Abstain
2.  The ratification of the appointment of             [ ]     [ ]       [ ]
    Shatswell, MacLeod & Company, P.C. as the
    Company's independent registered public
    accounting firm for the year ending December
    31, 2008.

    The Board of Directors recommends a vote "FOR"
    Proposal 1 and Proposal 2.

PLEASE CHECK THE BOX IF YOU PLAN TO ATTEND THE
ANNUAL MEETING.                                                [ ]

-------------------------------------------------------------------------------
      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
-------------------------------------------------------------------------------

                                                |-----------------------------|
Please be sure to sign and date                 | Date                        |
this proxy card in the box below.               |                             |
------------------------------------------------------------------------------|
|                                                                             |
|                                                                             |
|                                                                             |
----- Stockholder sign above ---------------Co-holder (if any) sign above------


-------------------------------------------------------------------------------

   Detach above card, sign, date and mail in postage paid envelope provided.

                            MONADNOCK BANCORP, INC.

-------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 24, 2008 and audited financial statements.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.


---------------------------------------


---------------------------------------


---------------------------------------